UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ☑ Filed by the Registrant ☐ Filed by a party other than the Registrant CHECK THE APPROPRIATE BOX: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 SOLVENTUM CORPORATION (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required ☐ Fees paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! SOLVENTUM CORPORATION 3M CENTER BUILDING 275-6W-02 ST. PAUL, MN 55144-1000 SOLVENTUM CORPORATION You invested in SOLVENTUM CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 30, 2025. Vote Virtually at the Meeting* April 30, 2025 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/SOLV2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67801-P24831 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by April 29, 2025 11:59 PM ET. For shares held in a Plan, vote by April 27, 2025 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V67802-P24831 1. Election of Directors Nominees: 1a. Glenn A. Eisenberg For 1b. Elizabeth A. Mily For 1c. John H. Weiland For 1d. Amy A. Wendell For 2. Advisory vote to approve executive compensation For 3. Advisory vote on frequency of advisory vote to approve executive compensation 1 Year 4. Ratification of the appointment of PwC as Solventum’s independent registered public accounting firm for the fiscal year ending December 31, 2025 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.